HIGHLAND FUNDS II

Highland Alpha Trend Strategies Fund	Highland Core Value Equity Fund
Highland Dividend Equity Fund	Highland Energy and Materials Fund
Highland Fixed Income Fund	Highland Global Equity Fund
Highland Government Securities Fund	Highland International Equity Fund
Highland Money Market Fund II	Highland Premier Growth Equity Fund
Highland Short-Term Government Fund	Highland Small-Cap Equity Fund
Highland Tax-Exempt Fund	Highland Total Return Fund
Highland Trend Following Fund	Highland U.S. Equity Fund
Supplement dated January 6, 2012 to the Statements of Additional Information for
Class A, B, C, R and Y Shares
This Supplement provides new and additional information beyond that contained in the Statements of Additional
Information and should be read in conjunction with the Statements of Additional Information.
Effective immediately, the following non-fundamental investment restriction will be added to the “Investment Restrictions” section of the Statements of Additional Information of Highland Funds II (the “Trust”):
Each Fund that is invested in by another series of the Trust or by a series of Highland Funds I may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
This investment restriction may be changed by a vote of the Board of Trustees of the Trust without shareholder approval.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE